UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2020

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.
(Exact name of registrant as specified in its charter)

DE	000-51734	35-1811116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2780 Waterfront Pkwy E. Drive
Suite 200
Indianapolis, IN 46214
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CLMT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

On August 10, 2020, the Board of Directors (the “Board”) of Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (the “Partnership”), appointed Louis Todd Borgmann to serve as the Company’s Senior Vice President & Interim Chief Financial Officer, effective September 1, 2020. Mr. Borgmann currently serves as the Company’s Vice President Supply & Trading and will assume the role as the Company’s Senior Vice President & Interim Chief Financial Officer on September 1, 2020.

Prior to his role as Vice President, Supply & Trading, Mr. Borgmann, age 37, served as the Company’s Vice President, Business Development from January 2014 to May 2016.

Mr. Borgmann and the Company entered into a Promotion Letter dated August 10, 2020 (the “Borgmann Offer Letter”). The Borgmann Offer Letter states that Mr. Borgmann will receive an annual base salary of $325,000. Mr. Borgmann will be eligible to participate in the Company’s annual bonus plan with a target bonus equal to 150% of his annual base salary, with a potential range from 50% to 200% of annual base salary, although the receipt of any portion of the bonus award will be subject to the satisfaction of all individual, financial or Company performance metrics imposed upon the bonus award. In the event that Mr. Borgmann earns a bonus award pursuant to this plan, settlement will occur 50% in cash and 50% in the form of fully-vested phantom units granted pursuant to the Company’s equity compensation plan, which will be delivered to Mr. Borgmann on the fourth anniversary of the grant date. Beginning January 2021, Mr. Borgmann will also be eligible to receive annual equity compensation awards pursuant to the Company’s equity compensation plan, with an annual target value equal to 60% of his annual base salary. Any such annual equity compensation awards will generally be granted following the Company’s achievement of pre-determined performance metrics, and then will be eligible to cliff vest at the end of a three (3) year period. Mr. Borgmann will also be eligible to participate in all Company health and welfare benefits, retirement plans and other programs that are available to similarly situated Company employees.

There is no arrangement or understanding between Mr. Borgmann and any other person(s) pursuant to which he was selected to be an officer of the Company, and Mr. Borgmann does not have any family relationships with any of the Company’s executive officers or directors.

Appointment of Chief Accounting Officer and Principal Accounting Officer

On August 10, 2020, the Board of the Company appointed Vincent Donargo as the Company’s Chief Accounting Officer and, effective September 1, 2020, the Company’s principal accounting officer. Mr. Donargo, age 59, has served as the interim Chief Accounting Officer of Company since June 22, 2020. In addition, Mr. Donargo also serves as the Chief Financial Officer of Novus Capital Corporation, a special purpose acquisition corporation. He has held that role since March 5, 2020. Prior to joining the Company, Mr. Donargo served as the Chief Accounting Officer of Celadon Group Inc. from November 2017 to May 2020, Executive Vice President, Chief Financial Officer and Treasurer of Beaulieu Group LLC from August 2016 to November 2017 and Executive Vice President Finance Operations at Brightstar Corp from August 2015 to August 2016.

Mr. Donargo and the Company entered into an Offer Letter of Employment dated August 7, 2020 (the “Donargo Offer Letter”). Mr. Donargo will receive a base salary of $325,000 per annum and is eligible to earn an annual performance bonus with a potential range from 25% to 75% of his then current base salary based on the Partnership achieving certain financial goals. Mr. Donargo received a one-time equity grant of 10,000 phantom units pursuant to the Company’s equity compensation plan that will vest on the third anniversary of his employment with the Company. Mr. Donargo will also be eligible to receive annual equity compensation awards pursuant to the Company’s equity compensation plan, with an annual target value equal to 40% of his annual base salary. Any such annual equity compensation awards will generally be granted following the Company’s achievement of pre-determined performance metrics, and then will be eligible to cliff vest at the end of a three (3) year period. Mr. Donargo will also be eligible to participate in all Company health and welfare benefits, retirement plans and other programs that are available to similarly situated Company employees.

In the event that the Company terminates his employment without cause within the one year period following the beginning of his employment and Mr. Donargo signs a customary severance and release agreement in the Company’s favor, Mr. Donargo will also be entitled to receive a severance payment in the amount of $158,100.

There are no arrangements or understandings between Mr. Donargo and any other person pursuant to which he was appointed as principal accounting officer of the Company, and there are no family relationships among Mr. Donargo and any directors or officers of the Company. There have been no transactions nor are there any proposed transactions between the Company and Mr. Donargo that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions of the Borgmann Offer Letter and the Donargo Offer Letter are not complete and are qualified in their entirety by reference to the complete text of such agreements, which will be filed as exhibits to the Partnership’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020.

Item 7.01 Regulation FD Disclosure.

On August 11, 2020, the Partnership issued a press release announcing the matters described Item 5.02 of this report, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of federal securities laws. Such forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond the Partnership’s control. All statements, other than historical facts included in this Current Report on Form 8-K, are forward-looking statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Although the Partnership believes that the plans, intentions and expectations reflected in or suggested by the forward-looking statements are reasonable, there is no assurance that these plans, intentions or expectations will be achieved. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements.

Exhibit Number	Description
Exhibit 99.1	Press release, dated August 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

August 11, 2020	By:	/s/ Stephen P. Mawer
Name: Stephen P. Mawer
Title: Chief Executive Officer